UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

REYNDERS, MCVEIGH

CORE EQUITY FUND

Institutional Shares - ESGEX

Annual Report

January 31, 2023

Reynders, McVeigh Capital Management, LLC

121 High Street, 4th Floor

Boston, MA 02110

(800) 950-6868

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance
(Unaudited)

January 31, 2023

Reynders, McVeigh Capital Management (“Reynders, McVeigh”) is pleased that the Reynders, McVeigh Core Equity Fund (the “Fund”) provides the opportunity to share three of our firm’s investing principles with the public. Our first principle is that companies that are financially strong and consistently increase the dividend provide the foundation of an investment portfolio. Second, companies with innovative technology and forward-thinking cultures can provide answers for the world’s needs, while benefitting both shareholders and society. Third, our firm believes the analysis of a company’s environmental, social, and governance (ESG) attributes is crucial to gain a deeper understanding of the opportunities and liabilities that can impact operating performance. Since the founding of Reynders, McVeigh Capital Management in 2005, our firm has worked to show that the integration of ESG values with disciplined financial research can provide good long-term performance. Our firm now finds this approach is being accepted as a winning strategy.

Our firm’s investment philosophy excludes sectors such as firearms, fossil fuel, and tobacco that we feel aid the destruction of the viability of our society. However, our belief is that simply excluding industries does not, in itself, represent a complete investment discipline. Our investment approach also demands that capital be directed into important social themes that help provide solutions to the world’s needs. Our firm analyzes each company not only through fundamental economic factors, but also through environmental, social, and governance lenses that help us understand our investments in a deeper way.

The focus on ESG has led to the Reynders, McVeigh Core Equity Fund holding numerous investments that may not be household names. Holdings include Billerud (manufactures paper-based packaging that can replace plastic packaging), Enphase (manufactures microinverters that improve the electrical output of solar panels), Illumina (the leading manufacturer of machines used to sequence DNA), Orsted (one the world’s largest operators of offshore wind farms), Tomra (manufactures reverse vending machines that collect bottles and cans for recycling), and Vestas (one of the world’s largest manufacturers of wind turbines).

The Reynders, McVeigh Core Equity Fund declined by 9.44% for the fiscal year ended January 31, 2023, compared to 7.45% for the MSCI World Index*. Many growth-oriented stocks suffered as higher interest rates and the possibility of a recession caused investors to seek value-oriented names. The war between Russia and Ukraine caused a spike in energy prices, leading oil companies to be the top performing sector. While our fossil fuel-free philosophy hurt this past year, the Fund has continued to outperform over time. Since its inception on March 29, 2019, the Fund has provided an average annual return of 12.80%, well ahead of the average annual return of the MSCI World Index of 9.24%.

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

January 31, 2023

Within the uncertain political and economic environment we face in the world, we understand that it is easy to become fatalistic about the future of the planet. We would like to close by pointing out three pieces of good news that illustrate the importance of people working together to make positive change—as well as create long-term investment opportunities. We hold companies in the portfolio that are central to each of these themes.

1)       In a report released on January 9, 2023, the United Nations Environment Program and the World Meteorological Organization found a significant thickening of the ozone layer. Ozone-damaging chlorine declined 11.5% since its peak in 2007, due to the ban on CFCs. Continuing shifts to more environmentally friendly refrigerants, particularly in air conditioners, is seen as the biggest way we can impact climate change.

2)       In Europe, during 2022, natural gas usage dropped between 21% and 35%, depending on the country, while solar generation capacity was up 47%. The demand for renewable energy continues to grow.

3)       Adoption of electric vehicles is reaching a tipping point. According to the International Energy Agency, emissions-free cars and trucks likely accounted for 13% of all new auto sales globally in 2022, up from just 4% two years ago. Electric vehicle sales reached 18% of sales in California, 19% in China, and 20% in Europe (when counting plug-in hybrids). And, in Germany, there were actually more electric vehicles sold in December than conventional cars.

Reynders, McVeigh continues to search for financially sound, well-run companies that make a positive contribution to society. It is our sincere belief that these types of companies can serve as the foundation for an investor’s equity portfolio.

Thank you for your trust.

Patrick McVeigh

Charlton Reynders III

Eric Shrayer, CFA, CFP®

Managers for the Reynders, McVeigh Core Equity Fund

*	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2023

			Since
			Inception
	One Year	Three years	3/29/2019
Reynders, McVeigh Core Equity Fund - Institutional Shares	(9.44)%	11.85%	12.80%
MSCI World Index(a)	(7.45)%	7.58%	9.24%

Total annual operating expenses, as disclosed in the Reynders, McVeigh Core Equity Fund’s (the “Fund”) prospectus dated May 31, 2022, were 1.25% of average daily net assets (0.95% after fee waivers and expense reimbursements by Reynders, McVeigh Capital Management, LLC (the “Adviser”). The Adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Fund through May 31, 2023 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Institutional Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of January 31, 2023, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 950-6868.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently, the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals

Investment Results (Unaudited) (continued)

cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 950-6868. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Reynders, McVeigh Core Equity Fund - Institutional Shares and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on March 29, 2019 (commencement of operations) and held through January 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 950-6868. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Reynders, McVeigh Core Equity Fund Holdings as of January 31, 2023*

*	As a percentage of net assets.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website www.sec.gov and on the Fund’s website at https://www.reyndersmcveighfunds.com.

Reynders, McVeigh Core Equity Fund
Schedule of Investments
January 31, 2023

COMMON STOCKS — 97.23%	Shares	Fair Value
Canada — 2.91%
Industrials — 2.91%
Canadian National Railway Co.	14,235	$1,695,246

Denmark — 7.11%
Energy — 2.17%
Vestas Wind Systems A/S	43,700	1,266,863

Health Care — 2.75%
Novo Nordisk A/S, Class B - ADR	11,569	1,605,545

Materials — 1.23%
Novozymes A/S, Class B	13,904	718,281

Utilities — 0.96%
Orsted A/S	6,354	558,199

Total Denmark		4,148,888

France — 5.11%
Consumer Staples — 1.63%
L’Oreal SA(a)	2,332	949,124

Industrials — 3.48%
Schneider Electric SE	12,625	2,030,163

Total France		2,979,287

Germany — 2.14%
Consumer Discretionary — 2.14%
Volkswagen AG(a)	9,100	1,247,838

Ireland — 7.99%
Consumer Discretionary — 2.19%
Aptiv PLC(a)	11,300	1,277,917

Consumer Staples — 1.79%
Kerry Group PLC	11,144	1,043,246

Health Care — 4.01%
Medtronic PLC	28,000	2,343,320

Total Ireland		4,664,483

Japan — 1.83%
Consumer Discretionary — 1.83%
Shimano, Inc.	6,000	1,066,500

Norway — 1.19%
Industrials — 1.19%
Tomra Systems ASA	39,382	693,911

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2023

COMMON STOCKS — 97.23% - continued	Shares	Fair Value
Industrials — 1.19% - continued
Sweden — 1.38%
Materials — 1.38%
BillerudKorsnas AB(a)	69,456	$802,564

United Kingdom — 3.47%
Consumer Staples — 2.09%
Unilever PLC - ADR	23,845	1,218,480

Industrials — 1.38%
Halma PLC(a)	30,899	803,374

Total United Kingdom		2,021,854

United States — 64.10%
Communications — 7.17%
Alphabet, Inc., Class C(a)	9,300	928,791
T-Mobile US, Inc.(a)	9,150	1,366,187
Uber Technologies, Inc.(a)	28,300	875,319
Walt Disney Co. (The)(a)	9,350	1,014,382
		4,184,679
Consumer Discretionary — 5.45%
Interface, Inc.	75,000	853,500
NIKE, Inc., Class B	8,995	1,145,333
Tesla, Inc.(a)	6,850	1,186,557
		3,185,390
Consumer Staples — 2.34%
Sysco Corp.	17,600	1,363,296

Energy — 1.28%
Enphase Energy, Inc.(a)	3,360	743,837

Health Care — 13.48%
Abbott Laboratories	16,412	1,814,347
Beam Therapeutics, Inc.(a)	8,400	364,980
Becton, Dickinson and Co.	6,577	1,658,850
CVS Health Corp.	19,020	1,677,944
Danaher Corp.	6,199	1,638,892
Illumina, Inc.(a)	3,299	706,646
		7,861,659
Industrials — 8.82%
Carrier Global Corp.	44,300	2,016,979
Rockwell Automation, Inc.	7,201	2,030,898
Xylem, Inc.	10,533	1,095,537
		5,143,414
Materials — 2.17%
AptarGroup, Inc.	10,958	1,267,183

Technology — 23.39%
Analog Devices, Inc.	10,844	1,859,421
Apple, Inc.	12,635	1,823,104

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2023

COMMON STOCKS — 97.23% - continued	Shares	Fair Value
Technology — 23.39% - continued
Automatic Data Processing, Inc.	7,100	$1,603,251
International Business Machines Corp.	10,650	1,434,875
MarketAxess Holdings, Inc.	2,030	738,616
MasterCard, Inc., Class A	4,634	1,717,359
Microsoft Corp.	6,725	1,666,522
NVIDIA Corp.	7,716	1,507,475
Teradyne, Inc.	12,800	1,301,760
		13,652,383

Total United States		37,401,841

Total Common Stocks (Cost $46,885,253)		56,722,412

	Principal
CERTIFICATE OF DEPOSIT 0.08%	Amount	Fair Value
Self Help Federal Credit Union, 2.00%, 12/20/2024	$50,000	47,621
Total Certificate Of Deposit (Cost $50,000)		47,621

Total Investments — 97.31%
(Cost $46,935,253)		56,770,033
Other Assets in Excess of Liabilities — 2.69%		1,569,861
NET ASSETS — 100.00%		$58,339,894

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities at fair value (cost $46,935,253)	$56,770,033
Cash and cash equivalents	1,651,623
Receivable for fund shares sold	63,700
Dividends and interest receivable	39,804
Tax reclaims receivable	46,057
Prepaid expenses	12,843
Total Assets	58,584,060
Liabilities
Payable for investments purchased	134,585
Payable for fund shares redeemed	44,798
Payable to Adviser	24,832
Payable to Administrator	11,813
Payable to Auditor	20,490
Payable to Trustees	124
Other accrued expenses	7,524
Total Liabilities	244,166
Net Assets	$58,339,894
Net Assets consist of:
Paid-in capital	$48,656,061
Accumulated earnings	9,683,833
Net Assets	$58,339,894
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	3,870,862
Net asset value, offering and redemption price per share	$15.07

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Operations
For the year ended January 31, 2023

Investment Income:
Dividend income (net of foreign taxes withheld of $59,612)	$782,757
Interest income	14,995
Total investment income	797,752
Expenses:
Investment Adviser	396,464
Administration	52,409
Fund accounting	38,391
Registration	23,359
Legal	21,000
Audit and tax preparation	17,075
Custodian	16,034
Trustee	15,813
Transfer agent	12,300
Compliance services	12,000
Report printing	10,779
Pricing	1,723
Miscellaneous	30,884
Total expenses	648,231
Fees contractually waived by Adviser	(146,202)
Net operating expenses	502,029
Net investment income	295,723
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(220,059)
Net realized gain on foreign currency translations	2,067
Net change in unrealized depreciation of investment securities and foreign currency translations	(5,122,887)
Net realized and change in unrealized loss on investments	(5,340,879)
Net decrease in net assets resulting from operations	$(5,045,156)

See accompanying notes which are an integral part of these financial statements

Reynders, McVeigh Core Equity Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	January 31,	January 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$295,723	$1,350
Net realized gain (loss) on investment securities transactions and foreign currency translations	(217,992)	1,287,859
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	(5,122,887)	1,947
Net increase (decrease) in net assets resulting from operations	(5,045,156)	1,291,156
Distributions to Shareholders from Earnings:
Institutional Shares	(514,665)	(2,443,246)
Total distributions	(514,665)	(2,443,246)
Capital Transactions - Institutional Shares
Proceeds from shares sold	11,533,809	13,983,053
Reinvestment of distributions	511,894	2,426,014
Amount paid for shares redeemed	(2,889,236)	(5,227,123)
Net increase in net assets resulting from capital transactions	9,156,467	11,181,944
Total Increase in Net Assets	3,596,646	10,029,854
Net Assets
Beginning of year	54,743,248	44,713,394
End of year	$58,339,894	$54,743,248
Share Transactions - Institutional Shares
Shares sold	769,937	776,369
Shares issued in reinvestment of distributions	36,151	131,420
Shares redeemed	(194,651)	(292,314)
Net increase in shares outstanding	611,437	615,475

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

					For the
	For the	For the		For the	Period
	Year Ended	Year Ended		Year Ended	Ended
	January 31,	January 31,		January 31,	January 31,
	2023	2022		2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$16.80	$16.91		$11.34	$10.00

Investment operations:
Net investment income	0.08	—	(b)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(1.67)	0.67		5.57	1.34
Total from investment operations	(1.59)	0.67		5.58	1.35

Less distributions to shareholders from:
Net investment income	(0.03)	—		(0.01)	(0.01)
Net realized gains	(0.11)	(0.78)		—	—
Total distributions	(0.14)	(0.78)		(0.01)	(0.01)

Net asset value, end of period	$15.07	$16.80		$16.91	$11.34
Total Return(c)	(9.44)%	3.56%		49.21%	13.54	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$58,340	$54,743		$44,713	$23,410
Ratio of net expenses to average net assets	0.95%	0.95%		0.95%	1.00	% (e)
Ratio of expenses to average net assets before waiver	1.23%	1.25%		1.39%	2.15	% (e)
Ratio of net investment income to average net assets	0.56%	—	% (f)	0.05%	0.13	% (e)
Portfolio turnover rate	11%	13%		22%	13	% (d)

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Amount is less than 0.005%.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

The Reynders, McVeigh Core Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Cash and Cash Equivalents – Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price, and will be classified as a Level 2 security. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities. Certificates of Deposit are valued using evaluated mean prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values their securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of

January 31, 2023:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$54,876,602	$1,845,810	$—	$56,722,412
Certificate Of Deposit	—	47,621	—	47,621
Total	$54,876,602	$1,893,431	$—	$56,770,033

(a)	Refer to Schedule of Investments for sector classifications.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended January 31, 2023, the Adviser earned fees of $396,464 from the Fund. At January 31, 2023, the Fund owed the Adviser $24,832.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s Institutional Shares average daily net assets through May 31, 2023 (“Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund did not exceed 1.00% of the average daily net assets of the Fund. During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/ reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of January 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable Through
January 31, 2024	$136,321
January 31, 2025	158,585
January 31, 2026	146,202

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, and transfer agent services, including all regulatory reporting. Prior to September 14, 2022 the Administrator provided compliance

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

services to the Fund. Effective September 14, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2023, purchases and sales of investment securities, other than short-term investments, were $13,798,910 and $5,791,968, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$11,494,702
Gross unrealized depreciation	(1,659,922)
Net unrealized appreciation/(depreciation) on investments	$9,834,780
Tax cost of investments	$46,935,253

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2023

The tax character of distributions paid for the fiscal years ended January 31, 2023 and January 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$104,280	$986,178
Long-term capital gains	410,385	1,457,068
Total distributions paid	$514,665	$2,443,246

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$175,629
Accumulated capital and other losses	(325,663)
Unrealized appreciation on investments	9,833,867
Total accumulated earnings	$9,683,833

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Reynders, McVeigh Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Reynders, McVeigh Core Equity Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

March 30, 2023

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program applies to each individual series of the Trust. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on December 7 and 8, 2022. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		August 1,	January 31,	During	Expense
		2022	2023	Period(a)	Ratio
Reynders, McVeigh Core Equity Fund
Institutional Shares	Actual	$1,000.00	$979.00	$4.74	0.95%
	Hypothetical(b)	$1,000.00	$1,020.42	$4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2023, the Fund designated $410,385 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s):Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): President, Northern Lights Compliance Services (2023 to present); Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s):Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 950-6868 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 14, 2022, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Reynders, McVeigh Capital Management, LLC (“Reynders, McVeigh”) (the “Investment Advisory Agreement”) with respect to the Reynders, McVeigh Core Equity Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Reynders, McVeigh and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Reynders, McVeigh, including, but not limited to, Reynders, McVeigh’s response to counsel’s due diligence letter requesting information relevant to the approval of the continuation of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Reynders, McVeigh (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparative purposes (collectively, the “Support Materials”). The Trustees reviewed the Support Materials with Reynders, McVeigh, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Reynders, McVeigh, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. Representatives from Reynders, McVeigh met with the Trustees and provided further information, including but not limited to, the services it provides to the Fund and the management fee paid for those services, fund performance, the Fund’s environment, social and governance (“ESG”) investment model and the enhanced disclosure incorporated into the Fund’s registration statement, the business strategy for the Fund, firm ownership, resources available to service the Fund, including compliance resources, other investment strategies managed by Reynders, McVeigh, and profitability. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the continuation of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

Investment Advisory Agreement Approval (Unaudited) (continued)

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Reynders, McVeigh; (2) the cost of the services provided and the profits realized by Reynders, McVeigh from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Reynders, McVeigh resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Fund since its inception, and noting additional discussions with representatives of Reynders, McVeigh that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Reynders, McVeigh’s services provided to the Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Reynders, McVeigh provides to the Fund, which include, but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining or overseeing the maintenance of the required books and records for transactions effected by Reynders, McVeigh on behalf of the Fund; (6) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (7) providing marketing support; and (8) responding to questions from investors. The Trustees considered Reynders, McVeigh’s own capitalization separately and its assets under management, as well as the commitment on the part of Reynders, McVeigh to enhance its capitalization over time. The Trustees

Investment Advisory Agreement Approval (Unaudited) (continued)

considered Reynders, McVeigh’s compliance resources, including a Chief Compliance Officer with the support of additional compliance personnel. The Trustees also considered the ESG investment philosophy of Reynders, McVeigh’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s portfolio construction methodology and Reynders, McVeigh’s oversight and risk management process, including the due diligence process employed by Reynders, McVeigh in identifying and evaluating potential investments. The Trustees also considered information regarding Reynders, McVeigh’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Trustees also noted the Fund’s performance compared to its benchmark, the MSCI World NR USD. The Trustees considered that the Fund underperformed its benchmark index for the one-year period ended June 30, 2022, but outperformed its benchmark index for the three-year and since-inception periods ended June 30, 2022. The Trustees also considered the Fund’s performance compared to the Morningstar Large Growth category and those of other funds in the peer group category analysis provided by Broadridge. The Trustees noted that the custom peer group category analysis of Broadridge was based upon the Morningstar Large Growth category, but also included peers from outside this native category, which represented the Fund’s all-cap global strategy. The appropriateness of Broadridge’s peer group analysis was discussed. The Trustees noted that the Fund outperformed the Morningstar Large Growth category median for the one-year, three-year and since-inception periods ended June 30, 2022. The Trustees further noted that the Fund underperformed for the one-year period and outperformed over the three-year and since-inception periods as compared to the custom peer group median for the period ended June 30, 2022. The Trustees also noted that the Fund is rated four stars by Morningstar in both its “Overall” and “3 Year” rankings. Lastly, the Trustees took note of the Adviser’s representation that the Fund is well-situated competitively compared to sustainable/ESG and global peers. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Reynders, McVeigh provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. With respect to the Investment Advisory Agreement, the Trustees considered the annual management fee that the Fund pays to Reynders, McVeigh, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted that Reynders, McVeigh agreed to enter into an Expense Limitation Agreement with the Fund through May 31, 2023, and that pursuant to such agreement, Reynders, McVeigh has contractually agreed to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest,

Investment Advisory Agreement Approval (Unaudited) (continued)

taxes, and extraordinary expenses) do not exceed 0.95%. The Trustees further noted that Reynders, McVeigh earned only a very small profit with respect to the Fund for the fiscal year ended January 31, 2022, and expects to incur a small loss for the fiscal year ended January 31, 2023. The Trustees also noted the Fund’s favorable performance and competitive expense limitation arrangement. Finally, the Trustees reviewed Reynders, McVeigh’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund, and concluded that such resources were adequate.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Reynders, McVeigh the advisory fee and contractual expenses of the Fund as compared to the Morningstar Large Growth category and the custom peer group category analysis provided by Broadridge. The Trustees noted that the Fund’s management fee was higher than the average and median of both the Morningstar Large Growth category and the custom peer group. In addition, the Trustees considered that the gross total expense ratio of the Fund was higher than the average and median of both the Morningstar Large Growth category and the custom peer group. Further, the Trustees noted that the net total expense ratio (reflective of fee waivers and expense reimbursements) of the Fund was four basis points higher than the average and median of the custom peer group. The Trustees also considered that the Fund’s net total expense ratio was higher than the average and median net total expense ratio for the Morningstar Large Growth category. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reynders, McVeigh’s management fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Reynders, McVeigh, noting that Reynders, McVeigh’s advisory fee does not contain breakpoints. In light of all of the factors considered, including the relatively small size of the Fund, the Trustees concluded that no material economies of scale exist at this time.

Other Benefits. The Trustees noted that Reynders, McVeigh confirmed that they do not and will not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Reynders, McVeigh will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest of Reynders, McVeigh. Based on the assurances from representatives of Reynders, McVeigh, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund. They also noted that the Adviser has compliance policies and procedures in place to address any conflict-of-interest situations that may arise.

Investment Advisory Agreement Approval (Unaudited) (continued)

Conclusions. Based upon discussions with Reynders, McVeigh and the Support Materials provided, the Board concluded that the overall arrangements between the Trust and Reynders, McVeigh as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Reynders, McVeigh performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

FACTS	WHAT DOES REYNDERS, MCVEIGH CORE EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 950-6868

Who we are
Who is providing this notice?	Reynders, McVeigh Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Reynders, McVeigh Capital Management LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 950-6868 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman David James Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISER Reynders, McVeigh Capital Management, LLC 121 High Street, 4th Floor Boston, MA 02110	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

REYNDERS-AR-23

Fairlead Tactical Sector ETF (TACK)

NYSE Arca, Inc.

Annual Report

January 31, 2023

Fund Adviser:

Cary Street Partners Asset Management, LLC

901 East Byrd Street, Suite 1001

Richmond, VA 23219

(877) 865-9549

Management Discussion of Fund Performance – (Unaudited)

The Fairlead Tactical Sector ETF (TACK or the “Fund”) is a model-driven exchange-traded fund utilizing a disciplined methodology designed to navigate all market environments. The basis of the model is technical analysis, with an emphasis on indicators designed to identify long-term trends and major reversals. The primary goal of TACK is to leverage sector leadership, while navigating equity market downdrafts through asset allocation. Opportunities are identified using signals from a combination of technical indicators designed to identify price trends, after which a quantitative momentum overlay is applied to finalize the portfolio.

We consider 14 ETFs for inclusion in the strategy, 11 of which represent the major economic sectors represented in the S&P 500®, and 3 of which represent asset classes that tend to outperform during equity bear market cycles, including short-term U.S. Treasuries, long-term U.S. Treasuries, and gold. Currently, the model consists of a 12.5% allocation to the Energy Select Sector SPDR® Fund (XLE), 30.5% to both the SPDR® Portfolio Short Term Treasury ETF (SPTS) and the SPDR® Portfolio Long Term Treasury ETF (SPTL), and 22.5% to the SPDR® Gold Fund (GLD), with the 4.0% balance in cash.

As of January 31, 2023, TACK has outperformed the SPDR® S&P 500® ETF Trust (SPY) by 720 bps since inception in March 2022, based on total return. It has also outperformed its benchmark, the Morningstar Moderate Target Risk Index, by 355 bps. In absolute terms, TACK is down 1.19% since inception, and SPY is down 8.40% by comparison over the same time period. The Fund’s relative performance was strong because it had less exposure to equities than its benchmarks during the equity bear market cycle that characterized 2022. TACK has maintained a price correlation of approximately 62% to SPY.

The strong rebound in the equity market in January 2023 bodes well for a better year than 2022, based on historical seasonal patterns. However, the bear market cycle does not appear to have released its hold yet, so we are comfortable holding ETFs that can be considered “risk-off” until our long-term technical indicators show significant improvement behind sector ETFs. We anticipate this to develop before year-end, helped by consolidation in Treasury yields, which should benefit TACK’s holdings in SPTS and SPTL for now.

Sector exposure for TACK has been limited to the energy sector since October 2022, when all other S&P 500® sectors failed to meet our qualifications pertaining to their long-term trends. XLE has upheld its long-term uptrend, having gained 22.83% since TACK’s inception. However, a loss of relative strength and momentum suggests that its contribution to performance will not be as pronounced going forward as it was in 2022.

The price of gold trended lower from when TACK was launched in March 2022 through October 2022, when it discovered support on its chart and initiated an uptrend. The volatility in gold to the upside and downside yielded a slightly positive return of 0.03% for GLD over the life of TACK, and this marked healthy relative performance versus SPY as expected per our model. Long-term momentum is shifting positive behind gold based

1

Management Discussion of Fund Performance – (Unaudited)(continued)

on our monthly indicators, suggesting it may sustain an uptrend this year, remaining an attractive alternative to equities.

Within its Morningstar category, US Fund Tactical Allocation, TACK’s total return has ranked in the top quintile over the past three months and in the top third over the past six months. In addition, TACK has offered a better return per unit of risk (as defined by standard deviation) than its benchmarks, while also offering a low beta (0.31) and favorable Value at Risk (VaR) of 1.66. Importantly, TACK has had shallower drawdowns compared to its benchmarks, while capturing less downside when compared to its Morningstar category with a lower average loss. Data as of January 31, 2023.

We strive to achieve not only strong relative performance this fiscal year, but also downside protection while the equity market is trending lower, and upside capture when it advances from its bear market cycle.

We appreciate your interest in our fund and value all our investors.

Sincerely,

Katie Stockton, CMT	Tom Herrick
Founder and Managing Partner, Fairlead Strategies	CIO, Cary Street Partners
TACK Portfolio Manager and Subadviser	TACK Adviser

2

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2023

Since
Inception
(3/22/2022)
Fairlead Tactical Sector ETF - NAV	(1.80)%
Fairlead Tactical Sector ETF - Market Price	(1.19)%
Morningstar Moderate Target Risk Index(a)	(4.74)%

Total annual operating expenses, as disclosed in the Fairlead Tactical Sector ETF’s (the “Fund”) prospectus dated March 8, 2022, were 0.70% of average daily net assets. Cary Street Partners Asset Management LLC, (the “Adviser”), pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). Additional information pertaining to the Fund’s expense ratios as of January 31, 2023, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 865-9549. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Total returns for less than one year are not annualized.

(a)	The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The Morningstar Target Risk Index series consists of five indexes with five levels of global equity exposure set at 95%, 80%, 60%, 40%, and 20%. These target equity risk exposures will remain fixed; adjustments to the sub-asset class allocations will occur annually when Ibbotson provides updated allocations for all the asset allocation indexes that reflect Ibbotson’s latest capital markets, asset allocation assumptions, and asset allocation guidelines. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 865-9549. Please read it carefully before investing.

3

Investment Results (Unaudited) (continued)

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Moderate Target Risk Index or general equity market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

4

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fairlead Tactical Sector ETF – NAV, the Fairlead Tactical Sector ETF – Market Price, and the Morningstar Moderate Target Risk Index

The chart above assumes an initial investment of $10,000 made on March 22, 2022 (commencement of operations) and held through January 31, 2023. The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 865-9549. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

5

Fund Holdings (Unaudited)

Fairlead Tactical Sector ETF Holdings as of January 31, 2023.*

*	As a percentage of net assets.

The investment objective of the Fund is capital appreciation with limited drawdowns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Fund’s website at fairleadfunds.com.

6

Fairlead Tactical Sector ETF
Schedule of Investments
January 31, 2023

EXCHANGE-TRADED FUNDS — 96.20%	Shares	Fair Value
Energy Select Sector SPDR® Fund	304,717	$27,403,200
SPDR® Gold Shares ETF(a)	271,211	48,657,966
SPDR® Portfolio Long Term Treasury ETF	2,132,677	66,326,254
SPDR® Portfolio Short Term Treasury ETF	2,175,606	63,353,647

Total Exchange-Traded Funds (Cost $200,102,698)		205,741,067

Total Investments — 96.20% (Cost $200,102,698)		205,741,067

Other Assets in Excess of Liabilities — 3.80%		8,134,393

NET ASSETS — 100.00%		$213,875,460

(a)	Non-income producing security.

ETF— Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

7

Fairlead Tactical Sector ETF
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities, at fair value (cost $200,102,698)	$205,741,067
Cash	8,213,192
Receivable for fund shares sold	27,764
Total Assets	213,982,023

Liabilities
Payable to Adviser	106,563
Total Liabilities	106,563
Net Assets	$213,875,460

Net Assets consist of:
Paid-in capital	213,014,179
Accumulated earnings	861,281
Net Assets	$213,875,460
Shares outstanding (unlimited number of shares authorized, no par value)	8,790,000
Net asset value per share	$24.33

See accompanying notes which are an integral part of these financial statements.

8

Fairlead Tactical Sector ETF
Statement of Operations
For the Period Ended January 31, 2023(a)

Investment Income
Dividend income	$2,055,630
Total investment income	2,055,630

Expenses
Adviser	670,468
Net operating expenses	670,468
Net investment income	1,385,162

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(4,277,749)
Change in unrealized appreciation on:
Investment securities	5,638,369
Net realized and change in unrealized gain (loss) on investment securities	1,360,620
Net increase in net assets resulting from operations	$2,745,782

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.

See accompanying notes which are an integral part of these financial statements

9

Fairlead Tactical Sector ETF
Statement of Changes in Net Assets

For the
Period Ended
January 31,
2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,385,162
Net realized loss on investment securities	(4,277,749)
Change in unrealized appreciation on investment securities	5,638,369
Net increase in net assets resulting from operations	2,745,782

Distributions to Shareholders from:
Earnings	(1,397,259)
Total distributions	(1,397,259)

Capital Transactions
Proceeds from shares sold	236,511,304
Amount paid for shares redeemed	(23,984,367)
Net increase in net assets resulting from capital transactions	212,526,937
Total Increase in Net Assets	213,875,460

Net Assets
Beginning of year	$—
End of year	$213,875,460

Share Transactions
Shares sold	9,780,000
Shares redeemed	(990,000)
Net increase in shares outstanding	8,790,000

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

10

Fairlead Tactical Sector ETF
Financial Highlights
(For a share outstanding during the period)

	For the
	Period
	Ended
	January 31,
	2023(a)

Selected Per Share Data:
Net asset value, beginning of year	$25.00

Investment operations:
Net investment income	0.21
Net realized and unrealized loss on investments	(0.67)
Total from investment operations	(0.46)

Less distributions to shareholders from:
Net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of year	$24.33
Market price, end of year	$24.48

Total Return(b)	(1.80	%) (c)

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$213,875
Ratio of net expenses to average net assets	0.59	% (d)
Ratio of net investment income to average net assets	1.22	% (d)
Portfolio turnover rate(e)	68	% (c)

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

11

Fairlead Tactical Sector ETF
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

Fairlead Tactical Sector ETF (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on December 9, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Cary Street Partners Asset Management LLC (the “Adviser”). The Fund’s subadviser is Fairlead Strategies, LLC (the “Subadviser” or “Fairlead”). The Subadviser is primarily responsible for the day-to-day portfolio management of the Fund. The investment objective of the Fund is capital appreciation with limited drawdowns.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject

12

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since inception, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$487,242	$(487,242)

13

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$205,741,067	$—	$—	$205,741,067
Total	$205,741,067	$—	$—	$205,741,067

15

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.59% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). For the period ended January 31, 2023, the Adviser earned a fee of $670,468 from the Fund.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Adviser pays the Independent Trustees their annual retainer and quarterly Board meeting fees and also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

16

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

The officers and one trustee of the Trust are employees of Ultimus. Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended January 31, 2023, purchases and sales of investment securities, other than short-term investments, were $90,193,226 and $95,078,149, respectively.

For the period ended January 31, 2023, purchases and sales for in-kind transactions were $232,471,748 and $23,206,250, respectively.

For the period ended January 31, 2023, the Fund had in-kind net realized gains of $491,716.

There were no purchases or sales of long-term U.S. government obligations during the period ended January 31, 2023.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended January 31,

17

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

2023, the Fund received $29,400 and $0 in Fixed Fees and Variable Charges, respectively.

The Transaction Fees for the Fund are listed in the table below:

Variable
Fixed Fee	Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$6,290,743
Gross unrealized depreciation	(1,235,573)
Net unrealized appreciation on investments	$5,055,170
Tax cost of investments	$200,685,897

The tax character of distributions paid for the period ended January 31, 2023 was as follows:

2023
Distributions paid from:
Ordinary income(a)	$1,397,259
Total distributions paid	$1,397,259

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,193,889)
Unrealized appreciation on investments	5,055,170
Total accumulated earnings	$861,281

As of January 31, 2023, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $4,076,505.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period

18

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2023

ended January 31, 2023, the Fund deferred qualified late year ordinary losses in the amount of $117,383.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fairlead Tactical Sector ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fairlead Tactical Sector ETF (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2023, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 22, 2022 (commencement of operations) through January 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2023, the results of its operations, the changes in its net assets, and its financial highlights for the period from March 22, 2022 (commencement of operations) through January 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and broker; when replies were not received from broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

March 30, 2023

20

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program applies to each individual series of the Trust. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on December 7 and 8, 2022. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2022	2023	Period(a)	Ratio
Fairlead Tactical Sector ETF
Actual	$1,000.00	$1,015.00	$2.99	0.59%
Hypothetical(b)	$1,000.00	$1,022.24	$3.00	0.59%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

22

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 55% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 51% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2023, the Fund designated $– as long-term capital gain distributions.

23

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

24

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s):Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): President, Northern Lights Compliance Services (2023 to present); Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s):Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

25

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 865-9549 to request a copy of the SAI or to make shareholder inquiries.

26

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 865-9549 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman David James Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISER Cary Street Partners Asset Management LLC 901 East Byrd St., Suite 1001 Richmond, VA 23219	CUSTODIANAND TRANSFER AGENT Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	ADMINISTRATOR AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC

FAIRLEAD-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2023	$12,650
	FY 2022	$12,050
Fairlead Tactical Sector ETF:	FY 2023	$12,650

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2023	$0
	FY 2022	$0
Fairlead Tactical Sector ETF:	FY 2023	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fairlead Tactical Sector ETF:	FY 2023	$5,940

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2023	$0
	FY 2022	$0
Fairlead Tactical Sector ETF:	FY 2023	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2023	$9,955	$0
FY 2022	$3,825	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee member is Lori Kaiser.

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/06/2023

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	4/06/2023